Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Elron Electronic Industries, Ltd. (the ‘‘Company’’) for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), the undersigned, Doron Birger, President and Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)    The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2008	/s/ Doron Birger
Doron Birger
President and Chief Executive Officer (principal executive officer)